UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 421-2800

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock – par value $0.125	TXT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c) On October 23, 2024, Textron Inc. (the “Company”) issued a press release announcing certain leadership changes.

The Company announced that Frank T. Connor, Executive Vice President and Chief Financial Officer, will be retiring from the Company effective February 28, 2025. The Company further announced that David Rosenberg, currently the Company’s Vice President – Investor Relations, has been appointed Executive Vice President and Chief Financial Officer to succeed Mr. Connor, effective March 1, 2025.

Mr. Rosenberg, 48, Textron’s Vice President, Investor Relations, has more than 24 years of experience in the aviation industry. Prior to his current role, he served as Senior Vice President & Chief Financial Officer of Textron Aviation from 2018 through 2023, having previously held leadership positions in finance at Textron Aviation.  Following Textron’s acquisition of Beechcraft in 2014, as Textron Aviation’s Vice President, Integration & Strategy, Mr. Rosenberg led the successful merger and integration of Beechcraft and Textron’s Cessna Aircraft business, which created today’s Textron Aviation segment.  Prior to Textron’s acquisition of Beechcraft, Mr. Rosenberg held a series of leadership positions in financial planning, business management, strategic planning and operations with Beechcraft and its predecessor companies.

Mr. Rosenberg has entered into a letter agreement with Textron which provides compensation for his new role as Executive Vice President and Chief Financial Officer of an annual base salary of $850,000 and target annual incentive compensation of 100% of his base salary, effective March 1, 2025. Mr. Rosenberg will also be eligible to participate in the Company’s long-term incentive compensation program for executive officers, with a target award of 250% of his base salary, and in Textron’s other benefit plans and programs for key executives, all in a manner and on terms and conditions substantially similar to Textron’s other executive officers.

A copy of the press release issued by the Company regarding these matters is attached as an exhibit to this Form 8-K.

Item 9.01	Exhibits.

99.1	Press release dated October 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.

By:	/s/ E. Robert Lupone
E. Robert Lupone
Executive Vice President, General Counsel And Secretary

Date: October 23, 2024